UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2008

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                       0-17038                 13-3152196
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with recent publicity regarding the auction rate securities markets, Concord Camera Corp. (the "Company") reports that, as of December 29, 2007, it has a total of approximately $38.4 million in consolidated cash, cash equivalents and marketable securities, which includes approximately $6.2 million of restricted cash and $27.8 million in investments in certain auction rate securities. All of the auction rate security investments are AAA rated securities collateralized by student loans, with approximately 100% of such collateral being guaranteed by the U.S. government under the Federal Family Education Loan Program.

The Company has recently experienced several failed auctions for the portion of its auction rate securities portfolio that has gone to auction, resulting in the Company's inability to sell these securities. The result of a failed auction, which does not signify a default by the issuer, is that these securities continue to pay interest in accordance with their terms until there is a successful auction or until such time as other markets for these investments develop. Upon an auction failure, the interest rates do not reset at a market rate but instead reset based on a formula contained in the security, which rate is generally higher than the current market rate.

If any of the issuers of the auction rate securities are unable to successfully close future auctions and/or their credit ratings deteriorate, the Company may be required to record an impairment charge on these investments. The Company is in the process of evaluating the extent of any impairment in its auction rate securities resulting from the current lack of liquidity; however, the Company is not yet able to quantify the amount of any such impairment, if any. The Company is also evaluating, but has not yet determined whether or not to reclassify these short-term auction rate security investments from current assets to long-term assets.

Based on the Company's expected operating cash flows and other sources of cash, cash equivalents and short-term investments, it is possible that the potential lack of liquidity in its auction rate security investments could adversely affect the Company's liquidity and its ability to fund its operations. The Company cannot predict whether future auctions related to its auction rate securities will be successful. The Company is currently seeking alternatives for reducing its exposure to the auction rate market, but may not be able to identify any such alternative. Although the Company currently has sufficient working capital to finance its operations in the near term, if the Company's working capital is insufficient in the future and the Company is not able to monetize some or all of its auction rate securities at that time, it could have a material adverse effect on the Company's ability to finance its future ongoing operations.

On March 4, 2008, Concord Keystone Sales Corp. ("Keystone"), the Company's U.S. subsidiary, received a letter from The CIT Group/Commercial Services, Inc. ("CIT") with notice that an event of default exists under the Financing Agreement between Keystone and CIT as a result of Keystone's failure to provide CIT with the Company's financial information for the Company's second quarter ending December 29, 2007 as required by the Financing Agreement (see the Company's Current Report on Form 8-K, dated February 12, 2008, announcing that it was delaying the filing of its Quarterly Report on Form 10-Q for the period ended December 29, 2007 with the Securities and Exchange Commission). As a result of this event of default, CIT has notified Keystone that it will increase the availability reserve, thereby decreasing the borrowing base, by $500,000. CIT has not exercised its right to accelerate Keystone's obligation to repay the credit facility and CIT continues to make loans to Keystone under the revolving credit facility.

NOTE REGARDING FORWARD LOOKING STATEMENTS:
Except for the historical information contained herein, statements in this report are forward looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the Company's business and prospects, including the risks discussed under "Risk Factors" and disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and subsequently filed reports. Such forward-looking statements include, without limitation, statements regarding the condition and status of the issuers of auction rate securities held in the Company's investment portfolio, their ability to hold successful auctions with respect to these securities in the future, potential impairment charges, potential reclassification of assets, expectations regarding the Company's ability to meet its future liquidity needs, CIT's willingness to continue funding the revolving credit facility and the potential for any lack of liquidity to affect the Company's ability to fund its operations. Actual results could differ materially from these forward-looking statements. Factors that could result in these forward-looking statements being inaccurate include, among other things, the financial condition of issuers of auction rate securities held in the Company's investment portfolio and their ability to hold successful auctions with respect to such securities in the future in light of prevailing market conditions, the Company's liquidity needs in operating its business and the potential that auction rate securities contained in the Company's investment portfolio may not be liquid on reasonable terms until final maturity, CIT's willingness to continue being a creditor of the Company and to continue funding the revolving credit facility and other factors and uncertainties that affect the Company. Any forward-looking statements contained in this report represent the Company's estimates only as of the date hereof, or as of such earlier dates as are indicated, and should not be relied upon as representing its estimates as of any subsequent date. Although the Company may elect to update forward-looking statements in the future, it disclaims any intent or obligation to do so, even if its estimates change.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CONCORD CAMERA CORP.

Date: March 5, 2008                       By: /s/ Scott L. Lampert
                                              ---------------------------------
                                              Scott L. Lampert, Vice President,
                                              General Counsel and Secretary